UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 10, 2007
(August 6, 2007)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 2, 2007, PNM Resources, Inc. (“PNMR”) and Public Service Company of New Mexico (“PNM”) filed a Current Report on Form 8-K under Item 8.01 (Other Events) (the “Original 8-K”), reporting that, on August 1, 2007, management of PNMR and PNM determined that in accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin 108, the audited financial statements included in the PNMR and PNM Annual Reports on Form 10-K for the fiscal year ended December 31, 2006 (which includes financial statements for the years ended December 31, 2004, 2005 and 2006) and the unaudited financial statements included in the PNMR and PNM Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2007 (collectively, the “Financial Statements”) should be restated to correct an error in recording the amortization of gains on sale-leaseback transactions that occurred in 1984 and 1985.  The items to be restated and the impacts of the error were set forth in the Original 8-K.  In summary, the impacts were to increase retained earnings at January 1, 2004 by $15.5 million and to decrease earnings for periods after that date by $1.3 million annually.

Subsequent to August 2, 2007, management performed additional analysis of the impacts of the error under SEC Staff Accounting Bulletins No. 99 and 108 (“SABs 99 and 108”).   On August 6, 2007, management met with the Audit and Ethics Committee (the “Committee”) of PNMR to discuss the analysis conducted by management.  Under the Committee’s Charter, the Committee has the responsibility to review and discuss financial statements including issues hereunder and, thus, to make any assessments of non-reliance.  At this meeting, the Committee discussed this matter with management and with the independent auditors of PNMR and PNM and concluded that the application of SABs 99 and 108 leads to the technical conclusion that, because of the gain being amortized over the approximate 30 year lease term instead of the 15 year time period used for ratemaking, the Financial Statements and related reports of the independent registered public accounting firm should no longer be relied upon.   This correction increased retained earnings at January 1, 2004, by 3.1% for PNMR and 5.1% for PNM and decreased net earnings in each restated period in the Financial Statements by less than 2.0% for PNMR and 2.5% for PNM.   The Committee further made the determination that the Original 8-K should be amended to report the Committee’s conclusion pursuant to Item 4.02(a).  The correction does not impact the financial statements of Texas-New Mexico Power Company and, therefore, the statement of non-reliance does not apply to those financial statements or related reports of the independent registered public accounting firm.

The entire content of the Original Filing is repeated below and is an integral part of this amendment.  There have been no changes in the captions or amounts presented in the table below.  However, it should be noted that in the discussion regarding the impact on the statements of cash flows, removing the amortization will be offset by changes in deferred credits and income tax items rather than only deferred credits as stated below.

PNMR and PNM anticipate filing amended Financial Statements on Form 10-K/A for the Fiscal Year Ended December 31, 2006 and on Form 10-Q/A for the Quarterly Period Ended March 31, 2007 no later than August 14, 2007.

Form 8-K, as originally filed:

Public Service Company of New Mexico (“PNM”) is a wholly-owned subsidiary of PNM Resources, Inc. (“PNMR”).  In 1985 and 1986, PNM entered into 11 separate transactions through which it sold all of its interest in Units 1 and 2 of the Palo Verde Nuclear Generating Station and related common facilities to institutional investors.  At the same time, PNM entered into agreements to leaseback the facilities that were sold.  These transactions resulted in gains, which in accordance with generally accepted accounting principles (“GAAP”) were deferred and amortized over the lives of the leases.

In 1990, the New Mexico Public Service Commission, the predecessor to the New Mexico Public Regulation Commission, ordered that the portion of the gain on the sale-leasebacks attributable to PNM’s New Mexico customers was to reduce electric rates over 15 years.  Accordingly, under GAAP, the amortization period of the portion of the gain on the sale-leasebacks attributable to New Mexico customers should have been changed to match the ratemaking treatment, which would have resulted in that portion of the gain being completely amortized by 2001.  However, PNM continued to amortize the gain over the lives of the leases for financial reporting purposes.

On August 1, 2007, management of PNMR and PNM determined that in accordance with Securities and Exchange Commission Staff Accounting Bulletin 108 the audited financial statements included in the PNMR and PNM Annual Reports on Form 10-K for the fiscal year ended December 31, 2006 and the unaudited financial statements included in the PNMR and PNM Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2007 should be restated to correct this error.  The restatement will be reflected by increasing the beginning balance of retained earnings for both PNMR and PNM as of January 1, 2004 by $15.5 million and removing the amortization of the portion of the gain attributable to New Mexico customers, which amounts to a $1.3 million annual decrease in net earnings.  The impacts of the above, as well as the impacts on the three months and six months ended June 30, 2006, are shown in the following table.  On the statements of cash flows, the change in net earnings for removing the amortization, which is a non-cash item, will be offset by a change in deferred credits resulting in no impact on net cash flows from operating activities and does not otherwise impact the statements of cash flows.

		PNMR			PNM
	Previously			Previously
	Reported	Restatement	Restated	Reported	Restatement	Restated
	(In millions, except per share amounts)

Balance Sheet
Retained earnings as of January 1, 2004	$503.1	$15.5	$518.6	$302.6	$15.5	$318.1

Statement of Earnings
Year ended December 31, 2006
Net earnings available to common stock	$122.1	$(1.3)	$120.8	$71.7	$(1.3)	$70.4
Net earnings per common share
Basic	1.75	(0.02)	1.73	*	*	*
Diluted	1.73	(0.02)	1.71	*	*	*

Year ended December 31, 2005
Net earnings available to common stock	67.2	(1.3)	65.9	52.1	(1.3)	50.8
Net earnings per common share
Basic	1.02	(0.02)	1.00	*	*	*
Diluted	1.00	(0.02)	0.98	*	*	*

Year ended December 31, 2004
Net earnings available to common stock	87.7	(1.3)	86.4	91.9	(1.3)	90.6
Net earnings per common share
Basic	1.45	(0.02)	1.43	*	*	*
Diluted	1.43	(0.02)	1.41	*	*	*

Three months ended March 31, 2007
Net earnings available to common stock	30.0	(0.3)	29.7	29.1	(0.4)	28.7
Net earnings per common share
Basic	0.39	**	0.39	*	*	*
Diluted	0.38	**	0.38	*	*	*

Three months ended March 31, 2006
Net earnings available to common stock	26.3	(0.3)	26.0	30.3	(0.3)	30.0
Net earnings per common share
Basic	0.38	**	0.38	*	*	*
Diluted	0.38	(0.01)	0.37	*	*	*

Three months ended June 30, 2006
Net earnings available to common stock	16.3	(0.3)	16.0	3.2	(0.3)	2.9
Net earnings per common share
Basic	0.24	(0.01)	0.23	*	*	*
Diluted	0.23	**	0.23	*	*	*

Six months ended June 30, 2006
Net earnings available to common stock	42.6	(0.6)	42.0	33.5	(0.7)	32.8
Net earnings per common share
Basic	0.62	(0.01)	0.61	*	*	*
Diluted	0.61	**	0.61	*	*	*

* PNM is a wholly-owned subsidiary of PNMR
and does not present earnings per share
** Less than $0.01 per share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: August 10, 2007	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)